UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 23, 2005

CERADYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-13059	33-0055414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3169 Red Hill Avenue, Costa Mesa, CA		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 549-0421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 23, 2005, our stockholders approved an amendment to the Ceradyne, Inc. 2003 Stock Incentive Plan. The amendment was adopted by our Board of Directors on April 11, 2005, subject to stockholder approval. A copy of the 2003 Stock Incentive Plan, as Amended and Restated as of April 11, 2005, is set forth in Exhibit 10.1 filed with this report, and is incorporated herein by reference. The Plan, as amended, allows Ceradyne to grant incentive stock options, nonqualified stock options and restricted stock awards, consisting of either shares of restricted stock or restricted stock units, as incentives to attract and retain the services of qualified personnel. Incentive stock options may be granted to employees of Ceradyne or any current or future parent or subsidiary of Ceradyne. Nonqualified stock options and restricted stock awards may be granted to employees, officers, directors, consultants and other service providers of Ceradyne or any future parent or subsidiary of Ceradyne. A total of 1,125,000 shares of common stock are reserved for issuance under the Plan.

The exercise price of options must be at least 100% of the fair market value of the shares of common stock on the date of grant. Restricted stock and restricted stock units may be granted as full value shares, with no payment required by the recipient. Vesting of options and restricted stock awards may be based either on continued employment or service to the Company over time, or upon the achievement of performance goals or objectives established at the time of grant.

The form of Stock Option Agreement to be used to evidence stock options granted under the Plan is set forth in Exhibit 10.2 filed with this report, and is incorporated herein, by reference. This agreement includes provisions for acceleration of vesting upon a change in control if the option is not assumed by the acquirer, or upon termination of the option holder’s employment without cause or his resignation for good reason following a change in control if the option is assumed by the acquirer.

The form of Restricted Stock Unit Award Agreement to be used to evidence restricted stock units granted under the Plan is set forth in Exhibit 10.3 filed with this report, and is incorporated herein by reference. This agreement includes provisions for acceleration of vesting upon a change in control if the agreement is not assumed by the acquirer, or upon termination of the restricted stock award holder’s employment without cause or his resignation for good reason following a change in control if the agreement is assumed by the acquirer.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

10.1	2003 Stock Incentive Plan, as Amended and Restated as of April 11, 2005.

10.2	Form of Stock Option Agreement for use under the 2003 Stock Incentive Plan.

10.3	Form of Restricted Stock Unit Award Agreement for use under the 2003 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERADYNE, INC.

May 26, 2005	By:	/s/ JERROLD J. PELLIZZON
Jerrold J. Pellizzon
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	2003 Stock Incentive Plan, as Amended and Restated as of April 11, 2005.

10.2	Form of Stock Option Agreement for use under the 2003 Stock Incentive Plan.

10.3	Form of Restricted Stock Unit Award Agreement for use under the 2003 Stock Incentive Plan.